Exhibit 10.21

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

Mr. Chaim (Charlie) Birnbaum

Chief Executive Officer

PishPosh, Inc.

1915 Swarthmore Avenue

Lakewood, New Jersey 08701

Ladies and Gentlemen:

Subscription. The undersigned (sometimes referred to herein as the “Investor”) hereby subscribes for and agrees to purchase the principal amount of the Notes and Warrants (as defined below) of PishPosh, Inc., a Delaware corporation (the “Company”), for the purchase price (the “Purchase Price”) set forth on the signature page hereto (collectively, the “Offering Documents”). Terms not defined herein are as defined in the Offering Documents. The Company is seeking to raise, through a private placement of the Notes pursuant to Rule 506(b) promulgated under the Securities Act of 1933, as amended, up to $1,000,000 (the “Maximum Offering Amount”) in this Offering. Boustead and the Company, in their sole discretion, may accept subscriptions in excess of the Maximum Offering Amount. The minimum amount of investment required from any one subscriber to participate in this Offering is $250,000, however, the Company reserves the right, in its sole discretion, to accept subscriptions less than this amount. The Company, in its sole discretion, has the right to terminate the Offering, return all subscription proceeds (without interest) and cancel all Notes and Warrants in the event that it has not accepted subscriptions for the Maximum Offering Amount by April 1, 2023. All references to $ or “dollar(s)” means United States dollars. The undersigned acknowledges that the Company has engaged Boustead Securities, LLC (“Boustead” or “Placement Agent”) as its exclusive placement agent in connection with this offering.

1.	Description of Securities; Description of Company and Risk Factors.

a.	Description of Securities. The Company is offering (the “Offering”) to the Investor in the minimum subscription amount of $250,000, however, the Company reserves the right, in its sole discretion, to accept subscriptions less than this amount, units (the “Units”) consisting of the Company’s (i) 6% unsecured promissory notes (the “Notes” or a “Note”), which Notes shall be due upon the earlier of 24 months from the date of execution or completion of the Company’s initial public offering and (ii) warrants to purchase Common Stock, with an exercise price of $1.00 per share (the “Warrants”), which Warrants shall be equal to 100% of the principal value of the Note. The Notes and Warrants shall be substantially in the form attached hereto as Exhibit A and Exhibit B, respectively.

This Offering is being conducted in advance of the Company’s intended initial public offering (“IPO”) of our common stock, par value $0.000001 per share (the “Common Stock”), and listing our Common Stock for trading on The Nasdaq Capital Market or other national securities exchange.

Under our engagement letter with Boustead, dated as of February 2, 2022 (the “Engagement Letter”), Boustead has been engaged as our exclusive financial advisor for the 12-month term of the Engagement Letter. In addition, Boustead has expressed its intent to enter into a new Underwriting Agreement with the Company to act as the lead underwriter for the proposed IPO on a “firm commitment” basis. There can be no assurance that we and Boustead will be able to agree on the terms of such a new Underwriting Agreement or that our proposed IPO will be successfully consummated.

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The Notes, Warrants and shares issuable upon exercise of the Warrants (the “Warrant Shares”) are sometimes referred to herein as the “Securities.” The above referenced IPO, SPAC acquisition or Reverse Merger is sometimes hereinafter collectively referred to as a “Liquidity Event.”

b.	Risks Related to the Investment in the Securities. Investor understands that investing in the Securities involves a high degree of risk. The Company has prepared and presented to the Investor, and the Investor has had the opportunity to review, a detailed set of risk factors concerning the Company, and the Investor has also been provided the opportunity to speak with the Company’s management to discuss any questions that the Investor or its representatives have regarding the Company, the Offering and the Securities.

2.	Purchase.

a.	I hereby agree to tender to Sutter Securities, Inc. (the “Escrow Agent”), by check or wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “Sutter Securities, Inc., as Escrow Agent for PishPosh, Inc.” for the principal amount of the Note indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto. Funds will be held in escrow, as set forth in more detail below, pending the Initial Closing.

b.	The Offering is for a maximum offering of up to the Maximum Offering Amount. All subscriptions to purchase Notes will be held in a noninterest-bearing escrow account (the “Escrow Account”) maintained by the Escrow Agent. The subscriptions will remain in the Escrow Account until the Company has accepted such subscriptions and the Company, in its sole discretion, may accept subscriptions in excess of the Maximum Offering Amount.

c.	This Offering will continue until the earlier of (a) the sale Notes for the total Maximum Offering Amount, (b) April 1, 2023, or such extension date agreed to, in their sole mutual discretion, by the Company and Boustead (the “Termination Date”). Upon the earlier of a “Closing” (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

d.	The Company, in its sole discretion, has the right to terminate the Offering, return all subscription proceeds (without interest) and cancel all Notes and Warrants in the event that it has not accepted subscriptions for the Maximum Offering Amount by April 1, 2023.

3.	Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the “Closing” (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4.       Closing. The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date. The Company may conduct an initial Closing (the “Initial Closing”) at any time after the acceptance of an investor’s subscription and the Initial Closing will be held and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members, if any. Thereafter, additional Closings will be held as funds are received up to the earlier to occur of receipt of the Maximum Offering Amount or the Termination Date. Boustead and the Company, in their sole discretion, may accept subscriptions in excess of the Maximum Offering Amount. All subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, at the Company’s sole discretion, an investors subscription is rejected the subscribers funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

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5.       Disclosure. Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6.       Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

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f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain additional information concerning the Offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

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n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7.       Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best-efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of seven percent (7%) of the gross Purchase Price paid by Subscribers in the Offering; a non-accountable expense allowance of one percent (1%) of the gross Purchase Price paid by Subscribers in the Offering; and will receive warrants to purchase a number of shares of Common Stock equal to seven percent (7%) of the Warrants sold in the Offering to investors, with a term of five (5) years from the relevant Closing Date, with an exercise price equal to the exercise price of the warrant issued to the Subscribers herein (the “Placement Agent Warrants”). Any sub-agent or syndicate member of the Placement Agent that introduces investors to the Offering will be entitled to share in the cash fees and Placement Agent Warrants attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement.

8.       Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

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b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the Offering Documents and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Offering Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Offering Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Offering Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Offering Documents will be duly executed and delivered by the Company, (iv) the Offering Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. The authorized capital stock of the Company consists of 120,000,000 shares of capital stock consisting of (a) 100,000,000 shares of Common shares each with a par value of $0.000001 per share (the “Common Stock”), and (b) 20,000,000 shares of preferred stock, of which have been issued 8,263,876 shares of Common stock, options to purchase 1,100,00 shares of common stock, and 11,5000 shares of common stock issuable upon exercise of placement agent warrants. The Company also issues Common Stock, stock options, restricted stock units or other forms of equity compensation from time to time in lieu of salary or services rendered to the Corporation at fair market value from the Company’s equity incentive plan, pursuant to which it has reserved for issuance a total of 760,000 shares of Common Stock reserved for issuance under the Company’s equity incentive plan.

All of the outstanding shares of Common Stock of the Company and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) aside from certain registration rights disclosed in the Company’s currently effective registration statement on Form S-1, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as amended as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

d.	Subsidiaries and Affiliates. The Company has no subsidiaries or affiliates.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and will be free and clear of all taxes, liens and charges with respect to the issue thereof.

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f.	No Conflicts. The execution, delivery and performance of each of the Offering Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constating documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Offering Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Offering Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Offering Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Offering Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Offering Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

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i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

l.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

m.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

n.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

o.	Reliance. The Company acknowledges that the Subscriber is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscriber purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscribers would not enter into this Agreement.

p.	Brokers’ Fees. Aside from the fees owed to the Placement Agent, as set forth above, the Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

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q.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

r.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

s.	Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Notes. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

9.       Indemnification. I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

10.       Severability. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same force and effect as though the void parts were deleted.

11.       Choice of Law and Jurisdiction. This Subscription Agreement shall be governed by the laws of the State of New York as applied to contracts entered into and to be performed entirely within the State of New York. Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in New York County, New York, and the parties hereby irrevocably waive any objections they may have to venue in New York County, New York.

12.       Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

13.        Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

14.       Notices and Addresses. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery or by electronic facsimile delivered to the party’s email address, as follows:

Investor:	At the address designated on the signature page of this Subscription Agreement. Or the email address on the signature page of the Subscription Agreement

The Company:	Mr. Chaim (Charlie) Birnbaum Chief Executive Officer PishPosh, Inc. 1915 Swarthmore Avenue Lakewood, New Jersey 08701

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or to such other address as any of them, by notice to the others may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

15.       Entire Agreement. This Subscription Agreement, together with the Offering Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16.       Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17.       Survival of Representations, Warranties and Agreements. The representations, warranties and agreements of Investor contained herein shall survive the delivery of, and the payment for, the Securities.

18.       Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SALES IN FLORIDA: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

(Remainder of Page left intentionally blank.)

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

$________ principal Notes

Manner in Which Title is to be Held. (check one)

—	Individual Ownership	— Community Property
—	Joint Tenant with Right of Survivorship (both parties must sign)
—	Partnership	— Tenants in common
—	Corporation or Trust	— IRA or Keogh
—	Other (please indicate)

INDIVIDUAL INVESTORS		ENTITY INVESTORS

Name of entity, if any

Signature (Individual)		By:___________________________________

*Signature

Its:

Signature	(Joint)	Title: ___________________________________
(all record holders must sign)

Name(s) Typed or Printed		Name Typed or Printed

Address to Which Correspondence Should be Directed		Address to Which Correspondence Should be Directed

City, State and Zip Code		City, State and Zip Code

Email address for notices		Email address for notices

Name(s) Typed or Tax Identification or Social Security Number		Name(s) Typed or Tax Identification or Social Security Number

* If Securities are being subscribed for by any entity, the Certificate of Signatory on the below page must also be completed

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The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on this ______ day of______________, 2023.

PishPosh, Inc.

Dated:	By:
	Name:	Chaim (Charlie) Birnbaum
	Its:	Chief Executive Officer

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, ________________________________,	the______________________________
(name of signatory)	(title)

Of ________________________________________	(“Entity”), a ______________________________
(name of entity)	(type of entity)

Organized under the laws of _______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this _______________ day of _____________, 2023.

(Signature)

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INSTRUCTIONS FOR COMPLETION OF

INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

Item I:	Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly as joint tenants or tenants in common (other than as husband and wife subscribing as joint tenants), each such person must provide their names and social security numbers. A telephone number must also be provided.

Item II:	If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here. The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:	A. Only complete this Item by checking the appropriate line if you are an individual investor that is a natural person.

B. Only complete this Item if you are a corporation, partnership, limited liability company, retirement system, employee benefit plan or other Benefit Plan Investor (including an individual retirement account of a natural person or self-directed employee benefit plan of a natural person), Governmental Plan Investor, Church Plan Investor, Foreign Plan Investor or similar entity investor.

C. Only complete this Item if you are a trust investor (whether revocable, irrevocable or otherwise) (other than an employee benefit plan, individual retirement account, self-directed employee retirement plan or other Benefit Plan Investor, Governmental Plan Investor, Church Plan Investor or Foreign Plan Investor).

Item V:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VI:	The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1 and 3, and, if applicable, add the documents requested in section 2 if the underlying funds did not come from an approved country (the U.S. is an approved country).

Item VII:	You must thoroughly complete the Suitability Questionnaire, in order for PishPosh, Inc. (the “Company”) and Boustead Securities, LLC to make a determination whether this is a suitable investment for you.

Item VIII:	You and must sign and date here.

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INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation & Suitability Questionnaire and deliver it to the email or address below along with payment for your investment.

Email:	offerings@boustead1828.com
Subject:	PishPosh, Inc. – [Investor Name]

Address:	Boustead Securities, LLC
6 Venture, Suite 395
Irvine, CA 92618

WIRE INSTRUCTIONS

Bank Name:	Banc of California
Bank Address:	3 MacArthur Place
Santa Ana, CA 92707
SWIFT Code:	BCLFUS66
Routing #:	122243774
Account Name:	Sutter Securities, Inc.
Account #:	2030737579
REF / Notes:	PishPosh, Inc. – [Investor Name]

CHECK INSTRUCTIONS

Payable to:	Sutter Securities, Inc.
REF / Notes:	PishPosh, Inc. – [Investor Name]

If you need assistance, please contact:

Email:	offerings@boustead1828.com
Phone:	(949)-502-4408

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INVESTOR REPRESENTATION & SUITABILITY QUESTIONNAIRE

Please read all instructions of this Investor Representation and Suitability Questionnaire (this “Questionnaire”) carefully before filling out this Questionnaire. This is a legally binding document. If you need assistance, please call 949-502-4408 or by email at offerings@boustead1828.com.

I.	ACCOUNT REGISTRATION

☐	Individual	☐	Trust	☐	Corporation
☐	Joint Registration	☐	Individual	☐	Partnership
Retirement Account (IRA)
* If no box below is checked, we will issue the securities as JTWROS.				☐	Limited Liability Company
				☐	Estate
	☐ Joint Tenants with Rights of Survivorship *			☐	Foundation
	☐ Tenants in Common			☐	Charitable Remainder
	☐ Tenants in Entirety				Trust
	☐ Community Property			☐	Other

PLEASE PUT A CHECK NEXT TO EACH SOCIAL SECURITY NUMBER OR TAX ID NUMBER THAT IS RESPONSIBLE FOR TAXES. WE WILL REPORT THIS NUMBER TO THE IRS.

☐
Name of INVESTOR (Individual, Entity, Custodian, Trust or Beneficiary)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of SIGNER (Signer for Entity, Trust. Name of IRA Participant)	Date of Birth		Soc. Sec. / Tax ID #

☐
Name of JOINT INVESTOR or CO- TRUSTEE (if applicable)	Date of Birth		Soc. Sec. / Tax ID #

Marital Status (please check one):	☐ Single	☐ Married	☐ Other

$	Total Investment Amount

HOME ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Home Phone	Fax	Email

BUSINESS ADDRESS	☐ USE THIS ADDRESS FOR MAILING

Street Address		Apt / Suite / Unit #

City	State	Zip

Business Phone	Fax	Email

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II.	ALTERNATIVE DISTRIBUTION INFORMATION

To direct distributions to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS ITEM IF

THIS IS AN IRA INVESTMENT.

Name of Firm (Bank or Brokerage):

Account Name:	Account #:

Address:

III.	INVESTOR REPRESENTATIONS & AUTHORIZATIONS

You as an individual or you on behalf of the subscribing entity are being asked to complete this Investor Representation and Suitability Questionnaire so a determination can be made as to whether or not you are qualified to purchase securities under applicable federal and state securities laws. Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law for which a claim for damages may be made against you.

Your answers will be kept strictly confidential; however, by signing this Questionnaire, you will be authorizing release of this Questionnaire to make certain that the offer and sale of the securities will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”) or of the securities laws of any state.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy securities or any other security. All questions must be answered. If the appropriate answer is “None” or “Not Applicable,” please state so. Please print or type your answers to all questions and attach additional sheets if necessary to complete your answers to any item. Please initial any correction.

INDIVIDUAL SUBSCRIBERS:

If the securities subscribed for are to be owned by more than one person, you and the other co-subscriber must each complete separate Questionnaires (except if the co-subscriber is your spouse or spousal equivalent) and sign the Signature Page annexed hereto. If your spouse or spousal equivalent is a co-subscriber, you must indicate their name and social security number.

CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS OR OTHER ENTITIES AND TRUSTS:

The information requested herein relates to the subscribing entity and not to you personally (unless otherwise determined in Item IV. Accredited Investor Status).

IV.	ACCREDITED INVESTOR STATUS

TO BE AN ACCREDITED INVESTOR, YOU MUST MEET ONE OF THE FOLLOWING TESTS, PLEASE CHECK THE APPROPRIATE SPACES BELOW.

A.	INDIVIDUALS:

I certify that I am an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, because:

(a)       ___ I am a natural person who had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

(b)       ___ I am a natural person who has an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence) at the time of subscription; or

(c)       ___ I am a natural person who holds in good standing at the time of subscription one or more of the following professional licenses: the General Securities Representative license (Series 7), the Investment Adviser Representative license (Series 65), or the Private Securities Offerings Representative license (Series 82); or

(d)       ___ I am a knowledgeable employee with respect to the general partner of the Company or of the Company. (This should only be answered with respect to investments in a private fund); or

(e)       ___ I am a natural person that is a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company.

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For purposes of this Questionnaire “individual income” means adjusted gross income as reported for U.S. federal income tax purposes, less any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”); (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

For purposes of this Questionnaire, “joint income” means adjusted gross income as reported for U.S. federal income tax purposes, including any income attributable to a spouse or spousal equivalent or to property owned by a spouse or spousal equivalent and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code prior to its repeal by the Tax Reform Act of 1986.

For the purposes of this Questionnaire, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home furnishings and automobiles, over total liabilities; provided, that, (i) the investor’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the investor’s primary residence, up to the estimated fair market value of the primary residence at the time of subscription shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of subscription exceeds the amount outstanding 60 calendar days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the investor’s primary residence in excess of the estimated fair market value of the primary residence at the time of subscription shall be included as a liability.

For purposes of this Questionnaire, “knowledgeable employee” means (i) an executive officer, director, trustee, general partner, advisory committee member, or person serving in similar capacity, of the issuer, the general partner of the issuer; or (ii) an employee of the issuer, the general partner of the issuer (other than an employee performing solely clerical, secretarial or administrative functions with regard to the issuer or its investments) who, in connection with that person’s regular duties or functions, participates in the investment activities of the issuer or any other private investment funds the investment activities of which are managed by the issuer; provided that such employee has been performing such functions and duties for or on behalf of the issuer, the general partner of the issuer (or substantially similar duties or functions for or on behalf of another company) for at least 12 months.

For the purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

B.       CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES, EMPLOYEE BENEFIT PLANS, OR OTHER ENTITIES (Please provide a copy of the corporate resolution authorizing this investment, Partnership Agreement, Limited Liability Company Agreement, Operating Agreement, Employee Benefit Plan or other entity documentation, as applicable.)

Was the subscribing entity formed for the specific purpose of investing in the securities? ☐ Yes ☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-n) is applicable to the subscribing entity. If your answer to the question above is “Yes,” please contact the Company.

The undersigned certifies that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act because:

(a)       ___ the undersigned entity is a corporation, partnership, limited partnership, or limited liability company, was not formed for the specific purpose of acquiring the securities offered, and has total assets in excess of $5,000,000; or

(b)       ___ the undersigned entity is a plan established and maintained by a state (or its political subdivisions or agencies) or any instrumentality thereof for the benefit of its employees, that has total assets of over $5,000,000; or

(c)       ___ the undersigned entity is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), and its investment decision is being made by a plan fiduciary, as defined in Section 3(21) of ERISA, and the plan fiduciary is a bank, savings and loan association, insurance company or SEC-registered investment adviser; or

(d)       ___ the undersigned entity is an employee benefit plan within the meaning of Title I of ERISA and has total assets in excess of $5,000,000; or

18

(e)       ___ the undersigned entity is registered with the SEC as a broker or dealer or an investment company; or has elected to be treated or qualifies as a “business development company” within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) or Section 2(a)(48) of the U.S. Investment Company Act of 1940, as amended (the “Company Act”); or

(f)       ___ the undersigned entity is an entity whose shareholders, partners, beneficiaries or equity owners are all accredited investors (If you are checking this option, please submit a list of all owners; EACH equity owner of the entity must complete Item IV and Item VI, and, if applicable, Item V. The investor must make copies of this Item IV, Item VI (and Item V, if applicable) and list each equity owner’s name on each copy); I am one of the equity owners and I meet at least one of the conditions described below (Please also CHECK the appropriate space below):

☐	I am a natural person who had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐	I am a natural person who has an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence) at the time of subscription; or

☐	I am a natural person who holds in good standing at the time of subscription one or more of the following professional licenses: the General Securities Representative license (Series 7), the Investment Adviser Representative license (Series 65), or the Private Securities Offerings Representative license (Series 82); or

☐	I am a knowledgeable employee with respect to the general partner of the Company or of the Company; or

☐	I am a natural person that is a director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

(g)       ___ the undersigned entity is an individual retirement account, Keogh Plan or other self-directed defined contribution plan in which a participant may exercise control over the investment of assets credited to the investing participant’s account and the investing participant is an accredited investor. Please list the full legal name of the investing participant below and select the applicable response upon which the investing participant qualifies as an accredited investor. (Please also CHECK the appropriate space below):

(Continue on a separate piece of paper, if necessary)

☐	I am a natural person who had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐	I am a natural person who has an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐	I am a natural person who holds in good standing at the time of subscription one or more of the following professional licenses: the General Securities Representative license (Series 7), the Investment Adviser Representative license (Series 65), or the Private Securities Offerings Representative license (Series 82); or

☐	I am a knowledgeable employee with respect to the general partner of the Company or of the Company; or

☐	I am a natural person that is a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company.

or

(h)       ___ the undersigned entity is a tax-exempt organization described in Section 501(c)3 of the Code (including a foundation or endowment), that was not formed for the specific purpose of acquiring the securities offered, and has total assets in excess of $5,000,000; or

19

(i)       ___ the undersigned entity is licensed, or subject to supervision, by U.S. federal or state examining authorities as a “bank,” a “savings and loan association,” an “insurance company,” a “small business investment company,” or a “rural business investment company” (as such terms are used and defined in Rule 501(a) under the Securities Act); or

(j)       ___ the undersigned entity is an “an investment adviser” that is either (a) registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of any state or (b) relying on the exemption from SEC-registration under Section 203(l) or (m) of the Advisers Act; or

(k) ___ the undersigned entity is a “family office” with assets under management of over $5,000,000, that was not formed for the specific purpose of acquiring the securities offered, and whose acquisition of securities is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of acquiring the securities . Please list the full legal name of the person directing the acquisition of securities; or

(l)       ___ the undersigned entity was not formed for the specific purpose of acquiring the securities offered and is a “family client” of a family office meeting the requirements set forth in B(l) above and whose acquisition of securities is directed by a person at such family office who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the securities. Please provide the full legal name of the person at such family office that is directing the acquisition of securities below: or

(m)       ___ the undersigned entity is any entity of a type not otherwise listed or described above that owns Investments of over $5,000,000 and was not formed for the specific purpose of acquiring the securities.

For the purpose of this Questionnaire, “family office” means a company (including its directors, partners, members, managers, trustees, and employees acting within the scope of their position or employment) that: (i) has no clients other than family clients (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act); (ii) is wholly owned by family clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (iii) does not hold itself out to the public as an investment adviser.

For the purpose of this Questionnaire, “family client” means (i) any company wholly owned (directly or indirectly) exclusively by, and operated for the sole benefit of, one or more other family clients (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act); provided that if any such entity is a pooled investment vehicle, it is excepted from the definition of “investment company” under the Company Act; and (ii) any non-profit organization, charitable foundation, or other charitable organization, in each case for which all the funding such foundation or organization holds came exclusively from one or more other family clients.

The term “Investments” means any or all: (i) securities (as defined in the Securities Act), except for securities of issuers controlled by the investor (“Control Securities”), unless (A) the issuer of the Control Securities is itself a registered or private investment company or is exempted from the definition of investment company by Rule 3a-6 or Rule 3a-7 under the Company Act, (B) the Control Securities represent securities of an issuer that files reports pursuant to Section 13 or 15(d) of the Exchange Act, (C) the issuer of the Control Securities has a class of securities listed on a designated offshore securities market under Regulation S under the Securities Act, or (D) the issuer of the Control Securities is a private company with investors’ equity not less than $50 million determined in accordance with U.S. generally accepted accounting principles, as reflected in the company’s most recent financial statements (provided such financial statements were issued within 16 months of the date of investor’s purchase of securities); (ii) futures contracts or options thereon held for investment purposes; (iii) physical commodities held for investment purposes; (iv) swaps and other similar financial contracts entered into for investment purposes; (v) real estate held for investment purposes; and (vi) cash and cash equivalents held for investment purposes.

C.	TRUST ACCOUNTS (Please provide a complete copy of the trust documents.)

Has the subscribing entity been formed for the specific purpose of investing in the securities?	☐ Yes	☐ No

If your answer to the question above is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to the question above is “Yes,” please contact the Company.

The undersigned certifies that it is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, because:

(a)       ___ the investor is a trust that has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities, and the purchase of securities is being made by a “sophisticated person.” As used in the foregoing sentence, a “sophisticated person” means a person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the acquisition of an Interest. If the investor initialed this item, please provide the full legal name of the sophisticated person directing its acquisition of securities below; or

(b)       ___ the investor is a “bank” (as defined in Section 3(a)(2) of the Securities Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity, and subscribing for securities on behalf of a trust account or accounts; or

(c)       ___ the investor is a revocable trust that may be amended or revoked at any time by the grantor(s) or settler(s) thereof, and each grantor or settlor is an accredited investor. If the investor initials this item, please list the full legal name(s) of each grantor or settlor below and select the appropriate response upon which each grantor or settlor qualifies as an accredited investor. Each grantor must also INITIAL the appropriate space below. or

(Continue on a separate piece of paper, if necessary)

☐	I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse or spousal equivalent and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year (please complete “Item V. Income Statement”); or

☐	I have an individual net worth, or my spouse or spousal equivalent and I have a joint net worth, in excess of $1,000,000 (excluding my (our) primary residence); or

☐	I hold in good standing the FINRA Series 7, Series 65, or Series 82 licenses, and/or other such certain professional certifications, designations or credentials or other credentials issued by an accredited educational institution, which the SEC may designate from time to time by order; or

☐	I am a knowledgeable employee of the fund; or

☐	I am a director, executive officer, or general partner of the Company, or any director, executive officer, or general partner of a general partner of the Company.

(d) ___ the investor is a business trust that has total assets of over $5,000,000 and was not formed for the specific purpose of acquiring securities; or

(e) ___ the investor is a trust that is a “family client” of a “family office” with assets under management of over $5,000,000 that was not formed for the specific purpose of acquiring the securities, and whose acquisition of the securities is directed by a person at such family office who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of acquiring the securities. If the investor initialed this item, please provide the full legal name of the person at such family office directing the acquisition of securities below:

For purposes of this item, a trust that is a “family client” of a family office (as defined below) includes (i) any charitable trust (including charitable lead trusts and charitable remainder trusts whose only current beneficiaries are other family clients and charitable or non-profit organizations) for which all the funding of such charitable trust came exclusively from one or more other family clients (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act); (ii) any irrevocable trust in which one or more other family clients are the only current beneficiaries; (iii) any irrevocable trust funded exclusively by one or more other family clients in which other family clients and non-profit organizations, charitable foundations, charitable trusts, or other charitable organizations are the only current beneficiaries; (iv) any revocable trust of which one or more other family clients are the sole grantor; or (v) any trust of which (a) each trustee or other person authorized to make decisions with respect to the trust is a key employee; and (b) each settlor or other person who has contributed assets to the trust is a key employee of the family office or the key employee’s current and/or former spouse or spousal equivalent who, at the time of contribution, holds a joint, community property, or other similar shared ownership interest with the key employee.

For purposes of this item, “family office” means a company (including its directors, partners, members, managers, trustees, and employees acting within the scope of their position or employment) that: (i) has no clients other than family clients (as defined in Rule 202(a)(11)(G)-1 under the Advisers Act); (ii) is wholly owned by family clients and is exclusively controlled (directly or indirectly) by one or more family members and/or family entities; and (iii) does not hold itself out to the public as an investment adviser.

20

V.	CERTIFICATIONS

I understand that investment in the securities is an illiquid investment. In particular, I recognize that I must bear the economic risk of investment in the securities for an indefinite period of time since the securities have not been registered under the Securities Act and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained if requested by the Company. I consent to the affixing by the Company of such legends on certificates representing the securities as any applicable federal or state securities law may require from time to time.

I represent and warrant to the Company that: (i) all information provided in this Questionnaire is complete, true and correct; (ii) I and my investment managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of these securities, including, but not limited to, the risks set forth in the risk factor disclosure document and other Offering Materials (as defined below) provided to me; (iii) I and my investment managers, if any, have been afforded the opportunity to obtain all information necessary to verify the accuracy of any representations or information in the transaction documents for this offering and other information provided to the undersigned and have had all inquiries to the Company answered, and have been furnished all requested materials relating to the Company and the offering and sale of the securities; (iv) I have such knowledge and experience in financial and investment matters, either alone or with my investment managers, that I am capable of evaluating the merits and risks of this investment and am able to bear such risks, and have obtained sufficient information from the Company to evaluate the merits and risks of this investment; (v) neither I nor my investment managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the transaction documents, the term sheet, Risk Factor Disclosure Document, as amended, and the investor presentation provided to the undersigned by the Company related to this investment (collectively, the “Offering Materials”) relating to this investment, and the documents referenced therein; and (vi) I am acquiring the securities for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the securities, and will not resell, distribute or otherwise dispose of all or any part of the securities, except as permitted by law, including the Securities Act . By my completion of this Questionnaire and execution of other transaction documents, I confirm and agree that I have reviewed and understand the provisions of each such transaction document and, should my subscription be accepted by the Company, agree to be bound thereby.

The undersigned, if a corporation, partnership, trust or other form of business entity: (i) is authorized and otherwise duly qualified to purchase and hold the securities; (ii) has obtained such additional tax and other advice that it has deemed necessary and appropriate; (iii) has its principal place of business at its address set forth in this Questionnaire; and (iv) has not been formed for the specific purpose of acquiring the securities (although this may not necessarily disqualify the subscriber as a purchaser). The persons completing this Questionnaire and executing all other documents related to the offering, represent that they are duly authorized to complete or execute all such documents on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written or supplemental information that may be required, including any background documentation).

All of the information which I have furnished to the Company, and which is set forth in this Questionnaire, is correct and complete as of the date of this Questionnaire. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information to the Company. I further agree to be bound by all of the terms and conditions of the Offering Materials. I am the only person with a direct or indirect interest in the securities subscribed for hereby.

I understand the meaning and legal consequences of the representations, warranties, agreements, certifications and covenants made by me in this Questionnaire and agree, to the fullest extent permitted by applicable law to indemnify and hold harmless the Company and its officers, directors, employees, affiliates, and agents as well as the brokerage firm through which I am subscribing (if any) and all of its officers, directors, employees, affiliates, and agents from and against all losses, claims, damages, liabilities, whether joint or several, expenses (including legal fees and expenses), judgments, fines, settlements and other amounts of any nature whatsoever, known or unknown, liquidated or unliquidated, joint or several, which they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions set forth in the transaction documents. This subscription is not transferable or assignable by me without the prior written consent of the Company. If more than one person is completing this Questionnaire, the obligations of each shall be joint and several, and the representations contained in this Questionnaire shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors, and assigns. This subscription, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors, and assigns.

This Questionnaire and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

Under penalties of perjury, by signing below I certify that (i) my taxpayer identification number shown in this Questionnaire is correct; and (ii) I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest and dividends; or (b) the Internal Revenue Service has notified me that I am no longer subject to backup withholding. (If you have been notified that you are subject to backup withholding and the Internal Revenue Service has not advised you that backup withholding has been terminated, strike out item (ii)).

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VI.	INFORMATION REQUIRED BY FEDERAL LAW

The USA Freedom Act requires us to obtain the following information from you to detect and prevent misuse of the world financial system.

1.	In the space provided below, please provide details of the bank or financial institution from which the monies and any other payments to the Company will be wired in relation to your subscription for the securities.

Country	Name of Bank / Financial Institution	Name of Account Holder	Account Number

If the country from which the monies and any other payments will be wired appears in the Approved Country List below, please skip to section 3. If the country does not appear, please go to section 2.

Argentina	Australia	Austria	Belgium	Brazil
Canada	China	Denmark	Finland	France
Germany	Greece	Hong Kong	Iceland	India
Ireland	Israel	Italy	Japan	Luxembourg
Malaysia	Mexico	Kingdom of the Netherlands	New Zealand	Norway
Portugal	Republic of Korea	*Russian Federation	Saudi Arabia	Singapore
South Africa	Spain	Sweden	Switzerland	Turkey
United Kingdom	United States

*Vision Financial Markets will require enhanced due diligence as applicable.

2.	If subscription monies will be wired to the Company from any country other than on the Approved Country List (see #1 above), please provide the following documentation to the Company (all copies should be in English and certified as being “true and correct copies of the original” by a notary public of the jurisdiction of which you are a resident).

(a)	For Individuals:
(i)	evidence of name, signature, date of birth and photographic identification;
(ii)	evidence of permanent address; and
(iii)	where possible, a reference from a bank with whom the individual maintains a current relationship and has maintained such relationship for at least two years.

(b)	For Companies:
(i)	a copy of its certificate of incorporation and any change of name certificate;
(ii)	a certificate of good standing;
(iii)	a register or other acceptable list of directors and officers;
(iv)	a properly authorized mandate of the company to subscribe in the form, for example, of a certified resolution which includes naming authorized signatories;
(v)	a description of the nature of the business of the company;
(vi)	identification, as described above for individuals, for at least two directors and authorized signatories;
(vii)	a register of members or list of shareholders holding a controlling interest; and
(viii)	identification, as described above, for individuals who are beneficial owners of corporate shareholders which hold 10% or more of the capital share of the company.

(c)	For Partnerships and Unincorporated Businesses:
(i)	a copy of any certificate of registration and a certificate of good standing, if registered;
(ii)	identification, as described above, for individuals and, where relevant, companies constituting a majority of the partners, owners or managers and authorized signatories;
(iii)	a copy of the mandate from the partnership or business authorizing the subscription in the form, for example, of a certified resolution which includes naming authorized signatories; and
(iv)	a copy of constitutional documents (formation and partnership agreements).

(d)	For Trusts:
(i)	identification, as described above, for individuals or companies (as the case may be) in respect of the trustees;
(ii)	identification, as described above for individuals, of beneficiaries, any person on whose instructions or in accordance with those wishes the trustee/nominee is prepared or accustomed to act and the settlor of the trust; and
(iii)	evidence of the nature of the duties or capacity of the trustee.

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3.	The Company is also required to verify the source of funds. To this end, summarize the underlying source of the funds remitted to us (for example, where subscription monies were the profits of business (and if so, please specify type of business), investment income, savings, etc.).

Source of Funds:__________________________________________________________________________________

VII.	SUITABILITY QUESTIONNAIRE

This is a speculative investment. (Each responding individual must complete his/her own Suitability Questionnaire)

Name of Individual Investor OR Name of Person Answering Questions on behalf of an Entity/Trust/IRA Investor:

A.	Please provide the below Identification information:

ID Number:
Place of Issuance:
Issue Date:
Expiration Date:

Are you a U.S. Citizen?	☐ Yes	☐ No

Please provide a copy of the photo page of your government-issued identification.

B.	Please provide your present employment status. If currently retired or unemployed, please provide your last/most recent employment history:

Current Employment Status	Latest Role/Occupation	Latest Employer Name

C.	Please provide the following information concerning your financial experience:

C-1.	Risk Tolerance (select one):

☐	Speculative – You are willing to accept substantial risk. May endure extensive volatility and very limited or no liquidity. You value the potential for maximizing long-term returns over principal preservation.
☐	Aggressive – You are willing to accept considerable risk. You may endure high volatility and limited or very limited liquidity. You value long-term appreciation over principal preservation.
☐	Moderate – You are willing to accept limited risk. You may endure some volatility and illiquidity. You value enhancing returns and principal preservation equally. You are willing to risk losing a substantial amount of your investment.
☐	Conservative – You are willing to accept low risk for greater stability and liquidity. You value minimizing risk and maximizing principal preservation.

C-2.	What is your primary investment objective? (select one):

☐	Investment speculation
☐	Steadily accumulate wealth over the long term
☐	Partially fund my retirement
☐	Other

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C-3.	What are your time horizon and liquidity needs?

(a)	Time Horizon (select one):	(b)	Liquidity Needs (select one):

☐ 10 years or more	☐ Low
☐ 5 –10 years	☐ Medium
☐ 2 – 5 years	☐ High
☐ Under 2 years

C-4.	How much investment experience do you have? (select one):

☐ Extensive

☐ Substantial

☐ Moderate

☐ Limited

☐ None

C-5.	Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

No. of Investments:	Total Amount:

C-6.	Please indicate your Annual Income and Net Worth:

(a)	Annual Income	(b)	Net Worth	(c)	Liquid Net Worth
	☐ Under $25,000		☐ Under $25,000		☐ Under $25,000
	☐ $25,000 – $50,000		☐ $25,000 – $50,000		☐ $25,000 – $50,000
	☐ $50,000 – $75,000		☐ $50,000 – $75,000		☐ $50,000 – $75,000
	☐ $75,000 – $100,000		☐ $75,000 – $100,000		☐ $75,000 – $100,000
	☐ $100,000 – $200,000		☐ $100,000 – $150,000		☐ $100,000 – $150,000
	☐ $200,000 – $300,000		☐ $150,000 – $200,000		☐ $150,000 – $200,000
	☐ $300,000 – $500,000		☐ $200,000 – $250,000		☐ $200,000 – $250,000
	☐ $500,000 – $1,200,000		☐ $250,000 – $500,000		☐ $250,000 – $500,000
	☐ Over $1,200,000		☐ $500,000 – $1,000,000		☐ $500,000 – $1,000,000
	☐ $1,000,000 – $5,000,000		☐ $1,000,000 – $5,000,000
	☐ Over $5,000,000			☐ Over $5,000,000

C-7.	Please provide in the space below any additional information which would indicate that you have sufficient knowledge and experience in financial and business matters so that you are capable of evaluating the merits and risks of investing in restricted securities of private or thinly traded enterprise.

D.	Please provide the following information concerning your industry and other affiliations.

D-1.	Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company offering securities?

☐ Yes ☐ No

D-2.	Are you, your spouse or spousal equivalent, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes ☐ No

24

If yes, please provide the name and contact information for such firm.

D-3.	Are you a senior military, governmental or political official in a non-US country?

☐ Yes ☐ No

If yes, please provide the name of the country.

________________________________________________________________________________

E.	Did anyone at Boustead Securities, LLC recommend the investment to you?

☐ Yes ☐ No

If yes, please provide the name of the individual.

________________________________________________________________________________

F.	Trusted Contact. If you are over 65 years old, please provide the name and contact phone number of a trusted contact:

Name	Relationship	Contact Number

25

VIII.	SIGNATURES

This Questionnaire contains various statements and representations by subscribers and should be carefully reviewed in its entirety before executing this signature page. I hereby certify that I have reviewed and am familiar with the instructions of this Questionnaire.

☐	(check if applicable) I hereby certify that I previously invested in the Company and that, unless otherwise indicated in this Questionnaire, the information I provided in the Questionnaire dated for my previous investment continues to be true and correct and is incorporated by reference into this Questionnaire.

Dated:

INDIVIDUALS		ENTITIES

Signature		Print Name of Entity

By:
Print Name		Authorized Signatory

Additional Investor Signature (if applicable)		Print Name

Print Name		Print Title

By:
Additional Signatory (if applicable)

Print Name

Print Title

Investment Authorization. The undersigned corporation, partnership, limited liability company, benefit plan, or IRA has all requisite authority to acquire the securities hereby subscribed for and to complete the Questionnaire, and further, the undersigned officer, partner, manager, or fiduciary of the subscribing entity has been duly authorized by all requisite action on the part of such entity to execute these documents on its behalf. Such authorization has not been revoked and is still in full force and effect.

Check Box:	☐ Yes	☐ No	☐ Not Applicable

CAPACITY CLAIMED BY SIGNER: (select one)

☐ Individual(s)		☐ Attorney-In-Fact
☐ Partner(s)		☐ Trustee(s)
☐ Corporate Officer:		☐ Other:
	Title		Title

26

Certification of Beneficial Owner(s) & Control Agent

a.	Name and Title of Natural Person who is opening this Account or conducting business:

b.	Name, type, andaddress of Legal Entity for which the Account or business conducted:

c.	List each individual/entity who owns 25 percent or more of the company. Ownership can be direct or indirect, through any contract, arrangement, understanding, or relationship: if non-US company, list each individual/entity who owns 10% or more of the company.

{If no individual meets this definition, please write “No one owns 25%”. If an entity owns 25% or more, inquire as to ownership of that entity until there is no owner more than 25% or there is a person that owns more than 25%}

Name/Title	%of Owner -ship	Date of Birth	Address City, State, Zip	For US Persons: Social Security Number)	For Non-U.S. Persons: Tax ID Number, Passport Number and Country of Issuance, or other similar identification number'

d.	The following information for oneindividual withsignificant responsibility for managingthe legalentity listed above, such as:

•	An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

•	Any other individual who regularly performs similar functions.

(If appropriate, an individual listed under section (c) above may also be listed in this section (d)

Name/Title	Date of Birth	Address City, State, Zip	For US Persons: Social Security Number)	For Non-U.S. Persons: Tax ID Number, Passport Number and Country of Issuance, or other similar identification number

I,	__________________(name of natural person opening the account), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature	Date

27

PARTICIPANT IDENTIFICATION – INTERNAL USE ONLY

PARTICIPANT IDENTIFICATION – INTERNAL USE ONLY
Identification:
Primary ID Type/No. :	Issuer / Issue Date :	Exp. Date:
Secondary ID Type

Authorized Signer Signature
Check Performed ☐YES ☐NO	Completed By
If NO explain:
OFAC Performed ☐YES ☐NO	Completed By
If NO explain:

28

Boustead Securities, LLC

Form CRS Customer Relationship Summary 04.09.2021

Item 1: Introduction

Boustead Securities, LLC (“BSL”) is registered with the Securities and Exchange Commission (SEC) as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Brokerage and investment advisory services and fees differ and it is important for you to understand these differences. Free and simple tools are available to research firms and financial professionals at Investor.gov/CRS, which also provides educational materials about broker-dealers, investment advisers, and investing.

Item 2: What investment services and advice can you provide me?	We offer brokerage services to retail investors, including buying and selling public/private equity, corporate and government debt securities, mutual funds and options. At all times, your BSL representative will be acting in the capacity of a Registered Representative of a broker-dealer. We do not offer account monitoring to our retail clients. Our brokerage services are non-discretionary: you make the ultimate decision regarding the purchase or sale of investments.

We do not offer any proprietary products to retail clients. We impose no minimum investment size, amount or volume of transactions for brokerage services. However, some public or private equities including those offered on the Flash Funders portal, an affiliate of BSL, require a minimum investment. These investments may require certain specific criteria such as a minimum net worth.

We do not take custody or hold client assets or funds. Your investments are maintained with independent qualified custodians or held by the issuer.

Conversation Starters:

Given my financial situation, should I choose a brokerage service? Why or why not? How will you choose investments to recommend to me?

What is your relevant experience, including your licenses, education and other qualifications?

What do those qualifications mean?

Item 3A: What fees will I pay?	For brokerage services, we charge a transaction-based commission that varies according to the security and the amount invested. The commission is typically a separate fee, add to the cost of your purchase. For bonds, the fee is typically called a markup and is included in the price you pay for the bond. For investments like mutual funds we receive transaction-based fees from the product sponsor in the form of asset- based sales loads. The commission for transactions in a brokerage account ranges between 2% to 5%. In addition to commissions, retail brokerage clients will also incur a transaction confirmation fee, custodian fees, internal fees charged by the issuer or sponsor, account maintenance fees and other fees. Please see our Schedule of Fees, available on the Disclosures page of our website at https://www.boustead1828.com/disclosure.

For private placements, the commission and other fees are described in detail in the offering memorandum.

More transactions and/or higher investment amounts equal more fees; therefore, we have an incentive to encourage more transactions and investments of a higher value.

You will pay fees and costs whether you make or lose money on your investments. Fees and costs will reduce any amount of money you make on your investments overtime. Please make sure you understand what fees and costs you are paying. See our

29

Boustead Securities, LLC

Form CRS Customer

Relationship Summary

04.09.2021

Regulation BI disclosures at https://www.boustead1828.com/disclosure or call us for assistance 949-504-4409.

Conversation Starters:

Help me understand how these fees and costs might affect my investments. If I give you $10,000 to invest, how much will go to fees and costs, and how much will be invested for me?

Item 3B: What are your legal obligations to me when providing recommendations? How else does your firm make money and what conflicts of interest do you have?

When we provide you with a recommendation, we have to act in your best interest and not put our interest ahead of yours. At the same time, the way we make money creates a conflict with your interests. Please strive to understand and ask us about these conflicts because they can affect the recommendations we provide you.

Here are some examples to help you understand what this means: If we recommend an equity security in a brokerage account we will earn between 2% to 5%. If we recommend a public or private equity through our affiliate FlashFunders’ portal or separately in a private transaction we will earn substantially more than 5% in sales concessions, warrants and other compensation. You are strongly encouraged to read the prospectus and our supplementary information to understand the costs and fees.

There are many risks and costs involved with investing. Please see our Regulation BI Relationship Guide on our website at https://www.boustead1828.com/form-crs-reg- bi or, for equities offered on the FlashFunders portal and other private investments, please carefully read the prospectus. Please also carefully review and verify the accuracy of the information you provide us on account applications, subscription documents and others.

Conversation Starters:

How might your conflicts of interest affect me, and how will you address them?

Item 3C: How do Boustead Securities, LLC financial professionals make money?

Our financial professionals receive compensation including a percentage of the total commission or markup and a portion of the transaction confirmation fee for every transaction they make. In some cases, we or the financial professional will also receive warrants or other incentives for transactions in equities offered on the Flash Funders portal, an affiliate of BSL and/or for other private offerings. These special incentives present a conflict of interest because they provide an opportunity to recommend more frequent transactions or to recommend an investment that will yield higher compensation. We address this conflict by making full disclosure to you, through our non-discretionary services, and by requiring a supervisor of our firm to oversee your transactions.

Item 4: Do you or your financial professionals have legal or disciplinary history?

Yes. Our firm does have, and your Registered Representative may have disclosure event(s). Visit https://www.investor.gov/CRS for a free and simple search tool to research us and our financial professionals. Or, visit https://brokercheck.finra.org.

Conversation Starters:

As a financial professional, do you have any disciplinary history? For what type of conduct?

Item 5: Additional information

For additional information about our services, please contact your Registered Representative or go to the Regulation BI Relationship Guide on the Disclosure Page on our website at https://www.boustead1828.com/form-crs-reg-bi. If you would like additional, up-to-date information or a copy of this disclosure, please email

legal@boustead1828.com.

30

EXHIBIT A

FORM OF NOTE

31

Form of Note

NEITHER THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN SOLD IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

PISHPOSH, INC.

6% PROMISORRY NOTE

Issuance Date:________________, 2023	Original Principal Amount: $ _____________________
Note No.

FOR VALUE RECEIVED, PishPosh, Inc., a Delaware corporation (the “Company” or the “Maker”), hereby promises to pay to the order of ________________________________(the “Subscriber”), or its registered assigns (together with the Subscriber, the “Holder”), the amount set out above as the Original Principal Amount, as reduced pursuant to the terms hereof pursuant to redemption or otherwise (the “Principal”), when due, whether upon the Maturity Date (as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, upon the Maturity Date or acceleration, redemption or otherwise (in each case in accordance with the terms hereof).

The Original Principal Amount is_________________Dollars ($____________________). For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof or otherwise, plus any accrued but unpaid interest, collection and enforcements costs, and any other fees or charges incurred under this Note.

This Note is being issued pursuant to the terms of a subscription agreement dated as of ____, ___2023 between the Maker and the Subscriber and exhibits thereto (collectively, the “Transaction Documents”). Unless otherwise defined herein, all capitalized terms, when used in this Note, shall have the same meaning as they are defined in the Transaction Documents.

1.	GENERAL TERMS

(a)       Payment of Principal. This Note, together with all accrued interest hereon at the Interest Rate, shall be due and payable on the earlier of the Company’s completion of its IPO (as defined below) or _____________, 2025 (the “Maturity Date”). For purposes hereof, “IPO” means the consummation of an initial public offering of its Common Stock and the listing or trading of its Common Stock on The Nasdaq Capital Market or other national securities exchange.

(b)       Interest. Interest shall accrue from the Issuance Date on the Original Principal Amount or other outstanding Principal at an annual rate of six percent (6%) (the “Interest Rate”) and all accrued interest shall be fully paid on the Maturity Date (or sooner as provided herein) to the Holder or its assignee in whose name this Note is registered on the records of the Maker in cash.

32

2.	EVENTS OF DEFAULT.

Whenever used herein, an “Event of Default” means the occurrence and continuation of any one of the following events, whatever the reason, and whether it shall be voluntary or involuntary, or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body:

(a)       The Maker’s failure to pay to the Holder any amount of Principal, Interest, or other amounts when and as due under this Note; or

(b)       A material breach by the Company of any material representation, warranty or covenant contained in the Transaction Documents or a material breach by the Company of any material representation, warranty or covenant contained in the Subscription Agreement, that, if capable of cure, is not cured within 30 days from the date such breach has occurred; or

(c)       The Maker or any subsidiary of the Maker shall commence, or there shall be commenced against the Maker or any subsidiary of the Maker under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Maker or any subsidiary of the Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Maker or any subsidiary of the Maker or there is commenced against the Maker or any subsidiary of the Maker any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Maker or any subsidiary of the Maker suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of ninety-one (91) days; or the Maker or any subsidiary of the Maker makes a general assignment for the benefit of creditors; or the Maker or any subsidiary of the Maker shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Maker or any subsidiary of the Maker shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Maker or any subsidiary of the Maker shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Maker or any subsidiary of the Maker for the purpose of effecting any of the foregoing.

3.	PREPAYMENT; OTHER.

This Note may be prepaid by the Company at any time in its sole discretion, without premium or penalty. This Note is unsecured.

4.	REISSUANCE OF THIS NOTE.

Upon receipt by the Maker of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Maker in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Maker shall execute and deliver to the Holder a new Note representing the outstanding Principal.

5.	NOTICES.

Any notices, consents, waivers or other communications required or permitted to be given under the terms shall be handled according to the Notice clause in the Subscription Agreement. The addresses for such communications shall be:

If to the Maker:
Mr. Chaim (Charlie) Birnbaum
Chief Executive Officer
PishPosh, Inc.
1915 Swarthmore Avenue
Lakewood, New Jersey 08701

If to the Holder:
[*]

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6.	APPLICABLE LAW AND VENUE.

This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in New York County, in the State of New York. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

7.	WAIVER.

Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

8.	MISCELLANEOUS

(a)       Lawful Money; Costs of Collection. All amounts payable hereunder are payable in lawful money of the United States. The Company agrees to pay all costs of collection when incurred, including reasonable attorneys’ fees and costs, whether or not a suit or action is instituted to enforce this Note, including but not limited to court costs, appraisal fees, the cost of searching records, obtaining title reports and title insurance and trustee’s fees, to the extent permitted by applicable law.

(b)       No Offset; Holder in Due Course. All payments under this Note made by or on behalf of The Company shall be made without setoff or counterclaim and free and clear of, and without deduction or withholding for or on account of, any federal, state, or local taxes. The Company waives any right of offset it now has or may hereafter have against Holder and its successors and assigns as to this Note (but retains any such rights as to any other prior or future transaction between these parties), and agrees to make the payments called for hereunder in accordance with the terms hereof. The holder hereof and all successors thereof shall have all the rights of a holder in due course as provided in the Delaware Uniform Commercial Code and other laws of the State of Delaware.

(c)       Waivers. The Company waives presentment and demand for payment, notice of intent to accelerate maturity, protest or notice of protest or nonpayment, bringing of suit and diligence in taking any action to collect any sums owing hereunder; expressly agree that this Note, or any payment hereunder, may be extended from time to time.

(d)       Usury Protection. The parties hereto intend to conform strictly to the applicable usury laws. In no event, regardless of any provisions contained therein or in any other document executed or delivered in connection herewith, shall the holder hereof ever be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum amount permitted by applicable law (the “Maximum Rate”). In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereunder or otherwise exceed the Maximum Rate. If for any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder shall be reduced automatically to the Maximum Rate and any payment received in excess of such amount shall be applied to the outstanding principal balance of the Note.

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(e)       Entire Agreement. This Note, the other Transaction Documents, and all other documents and instruments contemplated hereby and thereby together constitute the entire agreement between and among the parties pertaining to the subject matter hereof. No supplement, modification or amendment of this Note shall be binding unless executed in writing by the parties. No waiver shall be binding unless executed in writing by the party making the waiver. No provision of this Note shall be interpreted for or against the drafting party.

(f)       Commercial Purpose. The Company agrees that no funds advanced under this Note shall be used for personal, family or household purposes, and that all funds advanced hereunder shall be used solely for business, commercial, investment or other similar purposes.

(g)       Successors and Assigns. All the terms and provisions of this Note shall be binding upon and inure to the benefit of the parties to this Note and their respective successors and assigns.

(h)       Assignment. The Company may not, voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise, sell, transfer, assign, hypothecate, pledge or in any way alienate this Note or any right or interest in this Note (each a “Transfer”) without Holder’s prior written consent, which Holder may withhold in its sole and absolute discretion. Any consent by Holder to any Transfer shall not constitute consent to any other Transfer. Holder may freely Transfer its interest, rights, or title in or to this Note or the other Transaction Documents in Holder’s sole and absolute discretion.

`

(i)       Construction. Whenever used in this Note, the terms “including,” “include,” “includes” and the like are not intended as terms of limitation, and, hence, shall be deemed to be followed by “without limitation.”

(j)       Severability. If any provision of this Note, as applied to any party or to any circumstance, shall be found by a court of competent jurisdiction to be void, invalid or unenforceable, the same shall in no way affect any other provision of this Note, the application of any such provision in any other circumstance, or the validity or enforceability of this Note, and any provision which is found to be void, invalid or unenforceable shall be curtailed and limited only to the extent necessary to bring such provision within the requirements of the law.

(k)       Survival of Terms. The terms and provisions of this Note shall survive the Maturity Date until full payment of all amounts due hereunder.

(l)       Preferential Payment. If at any time any payment made pursuant to this Note is deemed to have been a voidable preference, fraudulent conveyance or other similar conveyance or preferential payment under any bankruptcy, insolvency or other debtor relief or similar law and the Holder is as a result required to return funds, then the obligation to make such payment shall survive any cancellation or satisfaction of this Note or return of this Note to The Company and shall not be discharged or satisfied with any such payment or cancellation. Such payment shall instead remain a valid and binding obligation enforceable in accordance with the terms of this Note and shall be immediately due and payable.

(m)       Relief From Stay. As an additional inducement to and material consideration for Holder agreeing to execute this this Note and the other Transaction Documents, The Company agrees that in the event a Bankruptcy or Judicial Action (as hereinafter defined in this Section 8(m)) is commenced which subjects Holder to any stay in the exercise of Holder’s rights and remedies under this Note or the other Transaction Documents, including, but not limited to, the automatic stay imposed by Section 362 of the United States Bankruptcy Code (individually and collectively, “Stay”), then The Company irrevocably consents and agrees that such Stay shall automatically be lifted and released against Holder, and Holder shall thereafter be entitled to exercise all of its rights and remedies against The Company that is or could be subject any Stay under this Note or the other Transaction Documents. Nothing contained herein shall limit or prevent Holder from exercising all of its rights and remedies against The Company that is not the subject any Stay under this Note or the other Transaction Documents. The Company acknowledges that it is knowingly, voluntarily, and intentionally waiving its rights to any Stay and agrees that the benefits provided to The Company under the terms of this Note are valuable consideration for such waiver. As used in this Section 8(m), the term “Bankruptcy or Judicial Action” shall mean any voluntary or involuntary case filed by or against a The Company under the United States Bankruptcy Code, or any voluntary or involuntary petition in composition, readjustment, liquidation, or dissolution, or any state and federal bankruptcy law action filed by or against a The Company, any action where a The Company is adjudicated as bankrupt or insolvent, any action for dissolution of a The Company, or any action in furtherance of any of the foregoing, or any other action, case, or proceeding that has the effect of staying (or in which a stay is being obtained against) the enforcement by Holder of its rights and remedies under the this Note or the other Transaction Documents.

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Except to enforce the terms of the Transaction Documents, the Company shall not take any action and shall not fail to take any action which such action or omission will or might tend to interfere with, delay, enjoin or otherwise prohibit the commencement, continuation or completion of efforts by Holder to enforce its remedies under this Note or the other Transaction Documents, or applicable law. Without limiting the generality of the foregoing and except to enforce the terms of the Transaction Documents, the Company waives its right, if any, to seek or obtain a stay, injunction or other form of order prohibiting in any way any act necessary or appropriate for the commencement or completion of Holder’s enforcement of its remedies under the this Note or the other Transaction Documents, or applicable law (without limiting the generality of the foregoing, such waiver extends to such rights which may exist under any statute or rule relating to bankruptcy cases, including, without limitation, 11 U.S.C. § 105, 11 U.S.C. § 301, 11 U.S.C. § 302, 11 U.S.C. § 303, 11 U.S.C. § 304, 11 U.S.C. § 362, 11 U.S.C. § 348, 11 U.S.C. §706, 28 U.S.C. § 157, 28 U.S.C. § 158, Federal Rule of bankruptcy Procedure (“FRBP”) 3007, FRBP 3008, FRBP 3012, FRBP 8005, FRBP 9023, FRBP 9024, or FRBP 9029).

9.	AMENDMENT AND WAIVER OF RIGHTS.

This Note may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of Notes representing a majority of the principal under all Notes issued in the Offering that are outstanding.

10.	WAIVER OF RIGHT TO TRIAL BY JURY.

EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE, THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY. THE PARTIES HERETO HEREBY AGREE THAT THE PROVISIONS CONTAINED HEREIN HAVE BEEN FAIRLY NEGOTIATED ON AN ARM’S-LENGTH BASIS, WITH BOTH SIDES AGREEING TO THE SAME KNOWINGLY AND BEING AFFORDED THE OPPORTUNITY TO HAVE THEIR RESPECTIVE LEGAL COUNSEL CONSENT TO THE MATTERS CONTAINED HEREIN. ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY AND THE AGREEMENTS CONTAINED HEREIN REGARDING THE APPLICATION OF JUDICIAL REFERENCE IN THE EVENT OF THE INVALIDITY OF SUCH JURY TRIAL WAIVER.

IN WITNESS WHEREOF, each of the Maker has caused this Note to be duly executed by a duly authorized officer as of the date set forth above.

PishPosh, Inc.

By:
	Name:	Chaim (Charlie) Birnbaum
	Title:	Chief Executive Officer

Note No. [ ]

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EXHIBIT B
FORM OF WARRANT

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NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

COMMON STOCK PURCHASE WARRANT

PISHPOSH, INC.

Warrant No._____________	Issue Date: _________, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, _____________, or any registered permitted assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time following the Issue Date (the “Initial Exercise Date”) and on or prior to the close of business on [*],1 subject to the provisions of Section 2 below (the “Termination Date”) but not thereafter, to subscribe for and purchase from PishPosh, Inc., a Delaware corporation (the “Company”), up to ______________ shares of Common Stock (the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be $1.00.

This Warrant has been issued pursuant to the terms of a subscription agreement dated as of , 2023 between the Company and Holder, as part of an offering (the “Offering”) by the Company of combination of a promissory note, including a promissory note in the initial principal amount of $_________ by the Company in favor of Holder (the “Note”), and a warrant, including this Warrant.

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Warrant, (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Subscription Agreement entered into by the Company and the Holder of even day herewith and (b) the following terms shall have the following meanings:

“Business Day” means any day except any Saturday, any Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means the shares of common stock, $0.000001 par value per share, of the Company.

“Exercise Period” shall have the meaning as that term is defined in Section 2(a) below.

“IPO” means the consummation of an initial public offering of its Common Stock and the listing or trading of its Common Stock on a Trading Market or any other national securities exchange.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

[1]	Five years from the Issue Date

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the New York Stock Exchange is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock may be listed or quoted for trading on the date in question: the NYSE AMERICAN, LLC , The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, or the New York Stock Exchange.

“Transfer Agent” means Securities Transfer Corporation.

Section 2.	Exercise.

a)       Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date (the “Exercise Period”) by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of (1) a duly executed notice of exercise (“Notice of Exercise”) in the form attached hereto as Exhibit A and (2) payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank; provided, that if the Holder of this Warrant has not elected to exercise this Warrant prior to the earlier of the consummation of the Company’s IPO or the Maturity Date (as defined in the Note), then this Warrant shall automatically be deemed to have been exercised upon the consummation of the Company’s IPO, and at such time, as payment of the aggregate Exercise Price under this Warrant, the principal of the Note will be deemed repaid in full, and such deemed repayment will be considered payment in full of the aggregate Exercise Price of this Warrant; provided further that in the event that at the time of the automatic exercise of the Warrant the principal and interest then owed on the Note is less than the aggregate Exercise Price of this Warrant the Holder will immediately pay to the Company such deficiency by wire transfer or cashier’s check drawn on a United States bank, and the Warrant Shares will not be issued to the Holder until such deficiency payment is received by the Company. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation along with the date the final Notice of Exercise is delivered to the Company or consummation of the Company’s IPO. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of automatically lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date(s) of such purchases. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

b)       Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.00.

c)       Mechanics of Exercise.

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i.       Delivery of Warrant Shares Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Company’s transfer agent (the “Transfer Agent”) to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is then a participant in such system and and otherwise by physical delivery of certificates to the address specified by the Holder in the Notice of Exercise within four (4) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (the “Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the aggregate Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the aggregate Exercise Price and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(v) prior to the issuance of such shares, have been paid.

ii.       Delivery of Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.       Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates (or otherwise issue to the Holder in book entry) representing the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv.       No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v.       Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form (“Assignment Form”) attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi.       Closing of Books. The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3.	Certain Adjustments.

a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any Warrant Shares issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c)       Notice to Holder.

i.       Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment; provided, however, that the Company may satisfy the notice requirement in this Section 3(c) by filing such information with the Commission on its EDGAR system pursuant to a Current Report on Form 8-K or Quarterly Report on Form 10-Q or Annual Report on Form 10-K.

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ii.       Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend or any other distribution in whatever form (other than a stock split) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock (excluding any granting or issuance of rights to all of the Company’s stockholders pursuant to a stockholder rights plan), (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified (unless such information is filed with the Commission on its EDGAR system in which case a notice shall not be required), a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice.

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Section 4.	Transfer of Warrant.

a)       Transferability. Subject to Section 4(d), this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b)       Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c)       Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d)       Coupling with Note. Notwithstanding anything to the contrary elsewhere in this Warrant, for so long as the Note is outstanding, this Warrant is attached to the Note and may not be transferred to any person in whole or in part unless (i) the Company has consented to such transfer and (ii) such transfer is to the same transferee for both the Note and this Warrant in their entirety.

Section 5.	Miscellaneous.

a)       No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

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b)       Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)       Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d)       Authorized Shares.

The Company covenants that, upon effectiveness of the Company’s IPO, it will reserve from its authorized and unissued Common Stock one hundred (100%) of the number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. In case such amount of Common Stock is insufficient at any time, the Company shall call and hold a special meeting to increase the number of authorized shares of common stock. Management of the Company shall recommend to shareholders to vote in favor of increasing the number of authorized shares of common stock.

The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its amended and restated certificate of incorporation, as amended, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e)       Jurisdiction; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the laws of the State of New York. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in New York County, in the State of New York. Both parties and the individuals signing this Warrant agree to submit to the jurisdiction of such courts.

f)       Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g)       Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h)       Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the addresses provided by the Holder of this Warrant.

i)       Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j)       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k)       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l)       Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holders of a majority of the Warrant Shares underlying the Warrants of the Company issued in the Offering that are outstanding as of such date.

m)       Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n)       Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signature Page Follows.]

44

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PISHPOSH, INC.
By:
Name:	Chaim (Charlie) Birnbaum
Title:	Chief Executive Officer

Agreed and acknowledged on this _____ day of ____________, 2023

INVESTOR:

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE

TO:

(1)       The undersigned hereby elects to purchase___________Warrant Shares of the Company pursuant to the terms of the attached Warrant and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)       Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

(3)       Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form and supply required information. Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [the Warrant (defined below)] – OR – [a portion of this Warrant exercisable to acquire ___________] Warrant Shares and all rights evidenced thereby are hereby assigned to whose address is ____________________.

Defined terms used in this assignment have the meaning ascribed to them in that certain Warrant agreement dated _________________, 2023, between Pish Posh, Inc. and _________________ (the “Warrant”).

ASSIGNOR:

Individual:	Entity:

Entity Name:

By:
Name:	Name:
Date:	Title:
Date:

Assignor’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.